UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    December 31

Date of reporting period: January 1 – June 30, 2012

Item 1. Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

ASG

SEMI-ANNUAL REPORT JUNE 30, 2012

ALL STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending June 30, 2012 (Unaudited)

Fund Statistics

Net Asset Value (NAV)

$4.33

Market Price

$3.99

Discount

-7.9%

Quarter

Year-to-Date

Distributions

$0.07

$0.14

Market Price Trading Range

$3.75 to $4.42

$3.75 to $4.43

Discount Range

6.2% to 10.1%

6.2% to 11.7%

Performance

Shares Valued at NAV

(8.12)%

5.35%

Shares Valued at NAV with Dividends Reinvested

(8.01)%

5.60%

Shares Valued at Market Price with Dividends Reinvested

(6.66)%

8.29%

NASDAQ Composite Index

(4.78)%

13.28%

Russell 3000® Growth Index

(4.02)%

9.98%

S&P 500® Index

(2.75)%

9.49%

Lipper Multi-Cap Growth Mutual Fund Average*

(5.75)%

9.07%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)

  87th

88th

Number of Funds in Category

 536

526

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 28.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: ASG. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	July 2012

Many of the fundamental concerns confronting the equity market remained largely unchanged in the second quarter—but the outcome was very different from the preceding three-month period. For instance, while the S&P 500® Index returned 12.59 percent in the first quarter, in the second quarter the index declined 2.75 percent. Most other equity indices experienced a similar reversal; the technology-oriented NASDAQ Composite Index, for example, swung to a 4.78 percent loss in the quarter after gaining 18.96 percent in the first quarter.

Once again during this quarter, it was macro factors rather than company fundamentals that set the tone in equity markets. Most of the market-moving headlines came out of Europe, as government and European Central Bank officials continued grappling with various ways to address massive sovereign debt issues and weak financial institutions—with solutions ranging from bailouts to the outright dissolution of the euro. In the U.S., the culprit was sluggish economic growth, exemplified by a report of gross domestic product growth of just 1.9 percent in the first quarter, down from 3.0 percent in the fourth quarter of 2011. Another key data point—the June Purchasing Managers’ Index provided by the Institute for Supply Management—dipped to a reading of 49.7, the first time it fell below 50 since July 2009 when the economy was beginning to recover from the 2007/08 financial crisis. Meanwhile, unemployment remained stubbornly high at 8.2 percent.

For long-term equity investors, daily volatility remained frustratingly high. One has only to look at the final week of the quarter to understand how volatile markets were. On Monday, June 25, doubts about the success of a European summit meeting led the S&P 500® Index to decline 1.6 percent. By Friday, June 29, investors saw potential in a European bailout plan and the S&P 500® rose 2.5 percent, its best single day of the year at that point.

For the quarter, the Fund declined 8.12 percent with shares valued at net asset value (NAV), 8.01 percent with shares valued at NAV with dividends reinvested and 6.66 percent with shares valued at market price (with dividends reinvested). By comparison, the Lipper Multi-Cap Growth Mutual Fund Average returned -5.75 percent and the Russell 3000® Growth Index returned -4.02 percent. The discount at which Fund shares are priced relative to their NAV narrowed somewhat, ranging from 6.2 percent to 10.1 percent over the quarter.

Through the first half, the Fund provided better absolute rather than relative returns. As of June 30, the Fund had returned 5.35 percent with shares valued at NAV, 5.60 percent with shares valued at NAV with dividends reinvested and 8.29 percent with shares valued at market price (with dividends reinvested). Those results fell short of the 9.07 percent for the Lipper Multi-Cap Growth Mutual Fund Average and 9.98 percent for the Russell 3000® Growth Index.

We concur with the Fund’s investment managers’ commitment to their bottom-up focus on the fundamentals of growth-oriented companies, despite the top-down orientation that shaped investors’ mindsets in the past quarter.

In this year’s second quarter, investors took refuge in a few defensive sectors. But funds flowing into those sectors bid up share prices to the point where the Fund’s managers questioned their fundamental valuations based upon their longer-term growth prospects. An example is consumer staples; this sector accounts for 12.6 percent of the Russell 3000® Growth Index at quarter-end, but just 2.8 percent of the Fund’s assets. In addition, the Fund was helped by an overweight to

Semi-Annual Report (Unaudited) | June 30, 2012	1

President’s Letter	Liberty All-Star® Growth Fund

and good stock selection in the healthcare sector, but hurt by poor stock selection in the technology sector.

For a perspective on how the Fund’s mid-cap growth style manager, Brendt Stallings of TCW, views the macro issues that are shaping investors’ sentiment, I invite you to read the manager interview in this report. Mr. Stallings also provides insights into how the firm relies on disciplined, bottom-up stock picking in an attempt to find companies that stand to benefit from strong secular growth trends.

In sum, we are disappointed that the Fund’s relative results lagged in the second quarter, but pleased that returns remain positive through the first half of the year. We concur with the Fund’s investment managers’ commitment to their bottom-up focus on the fundamentals of growth-oriented companies, despite the top-down orientation that shaped investors’ mindsets in the past quarter. Over the long term, we believe that quality, discipline and experience will be rewarded.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012
1st Quarter	0.07
2nd Quarter	0.07
Total	$11.11

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2012	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	3.00%
Salesforce.com, Inc.	2.28
ACE Ltd.	2.19
Intuitive Surgical, Inc.	1.89
American Tower Corp., Class A	1.89
Oceaneering International, Inc.	1.82
QUALCOMM, Inc.	1.80
IHS, Inc., Class A	1.73
Core Laboratories N.V.	1.69
ARM Holdings PLC	1.56
Fastenal Co.	1.56
BioMarin Pharmaceutical, Inc.	1.51
VMware, Inc., Class A	1.47
Occidental Petroleum Corp.	1.32
Cerner Corp.	1.31
Signature Bank	1.29
Allergan, Inc.	1.29
Expeditors International of Washington, Inc.	1.28
Liquidity Services, Inc.	1.23
Baidu, Inc.	1.22
33.33%

Economic Sectors*	Percent of Net Assets
Information Technology	29.56%
Industrials	14.41
Consumer Discretionary	12.91
Health Care	12.85
Financials	10.35
Energy	8.34
Materials	2.96
Consumer Staples	2.79
Telecommunication Services	1.89
Utilities	0.62
Other Net Assets	3.32
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

The following are the major ($300,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2012.

Security Name	Purchases (Sales)	Shares as of 6/30/12

Purchases

Fastenal Co.	28,836	50,450
Illumina, Inc.	14,100	14,100
IPG Photonics Corp.	11,048	18,830
Michael Kors Holdings Ltd.	18,600	20,600
MSC Industrial Direct Co., Inc.	12,000	12,000
National-Oilwell Varco, Inc.	10,700	10,700
Rackspace Hosting, Inc.	9,500	9,500
Splunk, Inc.	13,900	13,900
SPS Commerce, Inc.	11,358	11,358

Sales
Aerovironment, Inc.	(14,317)	0
Aruba Networks, Inc.	(34,500)	0
Cerner Corp.	(4,100)	20,700
CF Industries Holdings, Inc.	(4,600)	0
C.H. Robinson Worldwide, Inc.	(14,550)	21,200
FMC Technologies, Inc.	(26,500)	22,800
Fossil, Inc.	(5,100)	3,100
Green Mountain Coffee Roasters, Inc.	(15,400)	0
IHS, Inc., Class A	(4,999)	20,887
LKQ Corp.	(14,000)	42,577
Monro Muffler Brake, Inc.	(9,149)	9,967
priceline.com, Inc.	(450)	2,125
Resources Connection, Inc.	(30,679)	0
Rockwell Automation, Inc.	(6,900)	11,300
rue21, Inc.	(21,935)	33,440
Ultimate Software Group, Inc.	(3,756)	9,490
Varian Medical Systems, Inc.	(12,900)	0

Semi-Annual Report (Unaudited) | June 30, 2012	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 29 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2012 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH:			Small		Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,135	459	572	60	51	30	128*
Weighted Average Market Capitalization (billions)	$1.4	$8.7	$107.9	$2.6	$8.7	$88.7	$33.8
Average Five-Year Earnings Per Share Growth	14%	15%	18%	16%	20%	25%	20%
Average Five-Year Sales Per Share Growth	8%	9%	13%	13%	16%	18%	16%
Price/Earnings Ratio**	21x	20x	18x	24x	24x	21x	23x
Price/Book Value Ratio	4.8x	4.8x	5.7x	4.9x	6.3x	5.4x	5.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

Brendt Stallings, CFA Managing Director TCW Investment Management Company

TCW INVESTS IN COMPANIES BENEFITING FROM GROWTH TRENDS THAT CAN OFFSET A SLOW ECONOMY

TCW Investment Management Company manages the portion of the Liberty All-Star® Growth Fund that is allocated to mid-cap growth stocks. TCW’s mid-cap growth strategy seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s belief, are not properly perceived by consensus research. We recently had the opportunity to talk with Brendt Stallings, CFA, Managing Director. ALPS Advisors, Inc. moderated the interview.

Growth has been a challenge for the U.S. economy in recent years. What are a couple of strong, secular growth drivers that you believe have the staying power to overcome the lack of growth that is generally plaguing the economy?

This gets to exactly what we seek to do with the portfolio, and that is to assemble a set of companies that benefit from strong secular tail winds, and that have the ability to either create new markets or gain significant market share in large existing markets. And we do this despite the likelihood of lackluster economic growth for some time to come. So, our operative assumption has been that we are going to remain in a sluggish economy and we have responded by identifying and investing in companies that we think can grow nicely even in this environment. This growth usually occurs for one of two reasons. Either these are mid-cap growth companies which are in entirely new markets that are growing rapidly and taking share from other parts of the economy, or they are doing something innovative and sustainable and taking share from large existing incumbents. The two places that I would point to that are really interesting are energy and technology.

Within energy, the big secular growth driver is the increased energy independence of the United States due to the abundance of cheap natural gas and domestic sources of oil. The shale plays in the U.S. have proven to be massive domestic resources and we expect to see continued strong exploration and production activity. Near term, gas prices have been significantly lower and we have seen a reduction in the number of natural gas rigs. But with the forces of supply and demand, fewer rigs will lead to a supply response and then to a price response, and then you will see activity pick up again.

In technology, we are seeing an unusually high level of innovation. In many ways the sector reminds us of the mid-90s, when, simultaneously, there was a major upgrade cycle in existing technologies, especially in the enterprise software area, but also a wave of innovative new products, services and companies.

Can you cite stocks in the portion of the Liberty All-Star® Growth Fund portfolio that you manage that are examples of the growth drivers you are focusing on?

In energy, a couple of our largest positions are Oceaneering International and Core Laboratories. Oceaneering manufactures and operates submersible

We seek companies that have the ability to either create new markets or gain significant market share in large existing markets.

Semi-Annual Report (Unaudited) | June 30, 2012	7

Manager Interview	Liberty All-Star® Growth Fund

robotic submarines, known as Remotely Operated Vehicles (ROVs), that go down into the deep ocean to make connections, conduct inspections and perform other tasks. As more and more oil and gas exploration goes into deeper waters, Oceaneering benefits. Core Labs does a big business analyzing core samples and also has a business making equipment used for drilling wells. Core Labs benefits from land-based exploration activities, including the major shale plays in the U.S. Another name is Lufkin, which makes the big pumps that pump the oil out of the ground. So, here is a case where there is a very strong long-term tail wind. Short term, energy has been a difficult place for us to be invested, but we think it will be very fruitful for our investors over the long term.

Turning to technology, we are in a major upgrade cycle in enterprise software. The mid-90s was the era of big client-server packages from PeopleSoft, Oracle, SAP and Siebel Systems. All of those replaced old mainframe systems. Now those systems are kind of long in the tooth and we are seeing them being upgraded and replaced. In the realm of software as a service, a company like Salesforce.com is a prime example. Salesforce is an enterprise cloud computing company that is a leader in Customer Relationship Management, or CRM. A potentially huge new market is being created in what is known as Big Data, an entirely new market for analyzing the massive amounts of data created by Web sites, applications, servers, networks and mobile devices. We recently invested in Splunk, which has a methodology for searching, monitoring and analyzing machine-generated data. Another holding is QLIK Technologies, which specializes in business intelligence software. The continued proliferation of wireless devices connected to ubiquitous data networks is creating an incredible amount of innovation. F5 Networks, for example, enables organizations to align their IT infrastructure with changing business demands, while another portfolio company, Rackspace, provides enterprise-level hosting services. Another holding, Cavium, benefits from continued growth in network traffic. On the device side, we have invested in Universal Display which makes organic light emitting diode (OLED) displays used in flat panel displays and solid state lighting, and that we expect will be adopted for a lot of wireless devices.

Shifting gears, let us ask if you focus at all on macro factors in making buy/sell decisions, or do you strictly concentrate on stock picking? While corporate America is fairly strong right now, economic/fiscal problems in Europe and the U.S. along with the potential for slowing growth in China have been a drag on the stock market.

We concentrate on bottom-up stock picking, but we do pay attention to macro factors because we have to have an opinion on how they may impact our portfolio companies.	We concentrate on bottom-up stock picking. We don’t feel like we have an edge in predicting the direction of the economy or the direction of currencies or interest rates. We do, however, pay close attention to these events, because we do have to have an opinion on how they impact our portfolio companies’ fundamentals. So, for instance, we will model how different economic scenarios may impact our companies’ fundamental results to make sure that the risk-reward ratio makes sense under reasonable economic assumptions. An example would be Robert Half, which is a temporary staffing company. We have an opinion on how Robert Half’s earnings and cash flow will be affected if the U.S. economy should encounter a double dip recession. And we have an opinion on what will happen with the company if U.S. economic growth were to accelerate. Having an opinion helps set bounds for different earnings and cash flow scenarios. It is really a question of making sure that a stock’s current price makes sense, number one, given those different paths that company fundamentals could take. And, number two, we want to make sure that our companies have both the competitive advantage and the balance sheet strength to not only survive a recession but take market share.

Thank you, Brendt, for an interesting session.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (96.68%)
CONSUMER DISCRETIONARY (12.91%)
Auto Components (0.61%)
BorgWarner, Inc.(a)	12,200	$800,198

Automobiles (0.34%)
Thor Industries, Inc.	16,341	447,907

Distributors (1.09%)
LKQ Corp.(a)	42,577	1,422,072

Hotels, Restaurants & Leisure (1.69%)
Arcos Dorados Holdings, Inc., Class A	66,300	979,914
BJ’s Restaurants, Inc.(a)	15,964	606,632
Ctrip.com International Ltd.(a)(b)	36,466	611,170

		2,197,716

Household Durables (0.62%)
Harman International Industries, Inc.	20,367	806,533

Internet & Catalog Retail (3.25%)
Amazon.com, Inc.(a)	6,165	1,407,778
priceline.com, Inc.(a)	2,125	1,412,105
Shutterfly, Inc.(a)	16,865	517,587
TripAdvisor, Inc.(a)	20,200	902,738

		4,240,208

Specialty Retail (3.27%)
CarMax, Inc.(a)	31,300	811,922
Dick’s Sporting Goods, Inc.	19,900	955,200
Francesca’s Holdings Corp.(a)	26,822	724,462
Monro Muffler Brake, Inc.	9,967	331,303
rue21, Inc.(a)	33,440	844,026
Teavana Holdings, Inc.(a)	43,550	589,231

		4,256,144

Textiles, Apparel & Luxury Goods (2.04%)
Fossil, Inc.(a)	3,100	237,274
Gildan Activewear, Inc.	30,400	836,608
Michael Kors Holdings Ltd.(a)	20,600	861,904
Under Armour, Inc., Class A(a)	7,695	727,024

		2,662,810

CONSUMER STAPLES (2.79%)
Food & Staples Retailing (1.65%)
Costco Wholesale Corp.	11,200	1,064,000
The Fresh Market, Inc.(a)	12,210	654,822

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	9

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
PriceSmart, Inc.	6,438	$434,630

		2,153,452

Food Products (1.14%)
Mead Johnson Nutrition Co.	18,450	1,485,409

ENERGY (8.34%)
Energy Equipment & Services (7.02%)
Core Laboratories N.V.	19,035	2,206,157
Dril-Quip, Inc.(a)	10,565	692,958
FMC Technologies, Inc.(a)	22,800	894,444
Lufkin Industries, Inc.	15,932	865,426
National-Oilwell Varco, Inc.	10,700	689,508
Oceaneering International, Inc.	49,450	2,366,677
Schlumberger Ltd.	21,995	1,427,696

		9,142,866

Oil, Gas & Consumable Fuels (1.32%)
Occidental Petroleum Corp.	20,100	1,723,977

FINANCIALS (10.35%)
Capital Markets (3.89%)
Affiliated Managers Group, Inc.(a)	12,784	1,399,209
The Charles Schwab Corp.	59,950	775,153
Financial Engines, Inc.(a)	16,490	353,711
FXCM, Inc., Class A	52,154	613,331
T. Rowe Price Group, Inc.	16,300	1,026,248
Virtus Investment Partners, Inc.(a)	11,221	908,901

		5,076,553

Commercial Banks (1.29%)
Signature Bank(a)	27,625	1,684,296

Consumer Finance (0.58%)
Green Dot Corp., Class A(a)	34,300	758,716

Diversified Financial Services (1.13%)
MSCI, Inc., Class A(a)	19,421	660,702
Portfolio Recovery Associates, Inc.(a)	8,876	810,024

		1,470,726

Insurance (2.85%)
ACE Ltd.	38,500	2,854,005
Greenlight Capital Re Ltd., Class A(a)	33,787	858,866

		3,712,871

See Notes to Schedule of Investments and Financial Statements.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (0.61%)
FirstService Corp.(a)	28,199	$788,726

HEALTH CARE (12.85%)
Biotechnology (3.15%)
BioMarin Pharmaceutical, Inc.(a)	49,832	1,972,351
Human Genome Sciences, Inc.(a)	96,108	1,261,898
Ironwood Pharmaceuticals, Inc.(a)	18,800	259,064
Vertex Pharmaceuticals, Inc.(a)	10,900	609,528

		4,102,841

Health Care Equipment & Supplies (3.46%)
Accuray, Inc.(a)	61,252	418,964
Intuitive Surgical, Inc.(a)	4,450	2,464,366
Masimo Corp.(a)	29,901	669,184
Neogen Corp.(a)	10,271	474,520
Volcano Corp.(a)	16,762	480,231

		4,507,265

Health Care Providers & Services (0.61%)
PSS World Medical, Inc.(a)	17,679	371,082
VCA Antech, Inc.(a)	19,120	420,258

		791,340

Health Care Technology (2.24%) athenahealth, Inc.(a)	15,283	1,209,955
Cerner Corp.(a)	20,700	1,711,062

		2,921,017

Life Sciences Tools & Services (1.38%)
Illumina, Inc.(a)	14,100	569,499
Life Technologies Corp.(a)	27,300	1,228,227

		1,797,726

Pharmaceuticals (2.01%)
Allergan, Inc.	18,150	1,680,145
Mylan, Inc.(a)	44,100	942,417

		2,622,562

INDUSTRIALS (14.41%)
Aerospace & Defense (2.56%)
HEICO Corp.	20,586	813,559
Precision Castparts Corp.	8,700	1,431,063
TransDigm Group, Inc.(a)	8,129	1,091,724

		3,336,346

Air Freight & Logistics (2.23%)
C.H. Robinson Worldwide, Inc.	21,200	1,240,836
Expeditors International of Washington, Inc.	43,050	1,668,188

		2,909,024

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	11

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (1.30%)
American Reprographics Co.(a)	71,591	$360,103
InnerWorkings, Inc.(a)	37,346	505,291
Waste Connections, Inc.	27,472	821,962

		1,687,356

Electrical Equipment (0.95%)
II-VI, Inc.(a)	29,059	484,414
Rockwell Automation, Inc.	11,300	746,478

		1,230,892

Machinery (1.15%)
Graco, Inc.	15,803	728,202
Middleby Corp.(a)	7,670	764,009

		1,492,211

Professional Services (3.46%)
Huron Consulting Group, Inc.(a)	19,311	611,193
IHS, Inc., Class A(a)	20,887	2,250,156
Robert Half International, Inc.	36,700	1,048,519
Stantec, Inc.	21,161	605,205

		4,515,073

Road & Rail (0.60%)
Landstar System, Inc.	15,199	786,092

Trading Companies & Distributors (2.16%)
Fastenal Co.	50,450	2,033,640
MSC Industrial Direct Co., Inc.	12,000	786,600

		2,820,240

INFORMATION TECHNOLOGY (29.56%)
Communications Equipment (3.24%)
F5 Networks, Inc.(a)	7,200	716,832
InterDigital, Inc.	13,741	405,497
Polycom, Inc.(a)	71,300	750,076
QUALCOMM, Inc.	42,165	2,347,747

		4,220,152

Computers & Peripherals (3.46%)
Apple, Inc.(a)	6,700	3,912,800
Fusion-io, Inc.(a)	28,706	599,668

		4,512,468

Electronic Equipment & Instruments (2.06%)
FARO Technologies, Inc.(a)	20,660	869,373
FLIR Systems, Inc.	8,956	174,642
IPG Photonics Corp.(a)	18,830	820,800
National Instruments Corp.	22,983	617,323

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
Universal Display Corp.(a)	5,800	$208,452

		2,690,590

Internet Software & Services (6.01%)
Baidu, Inc.(a)(b)	13,875	1,595,348
Google, Inc., Class A(a)	2,660	1,542,986
LinkedIn Corp., Class A(a)	4,100	435,707
Liquidity Services, Inc.(a)	31,316	1,603,066
NIC, Inc.	25,875	328,612
Rackspace Hosting, Inc.(a)	9,500	417,430
SINA Corp.(a)	6,800	352,308
SPS Commerce, Inc.(a)	11,358	345,056
VistaPrint Ltd.(a)	16,751	541,057
Youku, Inc.(a)(b)	31,264	677,804

		7,839,374

IT Services (3.37%)
Cognizant Technology Solutions Corp., Class A(a)	18,250	1,095,000
FleetCor Technologies, Inc.(a)	9,932	348,017
ServiceSource International, Inc.(a)	40,048	554,665
VeriFone Systems, Inc.(a)	31,922	1,056,299
Visa, Inc., Class A	10,865	1,343,240

		4,397,221

Semiconductors & Semiconductor Equipment (3.20%)
ARM Holdings PLC(b)	85,517	2,034,449
Avago Technologies Ltd.	20,600	739,540
Cavium, Inc.(a)	28,988	811,664
Hittite Microwave Corp.(a)	11,372	581,337

		4,166,990

Software (8.22%)
ANSYS, Inc.(a)	16,516	1,042,325
Concur Technologies, Inc.(a)	12,669	862,759
QLIK Technologies, Inc.(a)	35,977	795,811
RealPage, Inc.(a)	34,666	802,864
Salesforce.com, Inc.(a)	21,450	2,965,677
ServiceNow, Inc.(a)	1,600	39,360
Solera Holdings, Inc.	25,035	1,046,213
Splunk, Inc.(a)	13,900	390,590
Ultimate Software Group, Inc.(a)	9,490	845,749
VMware, Inc., Class A(a)	21,050	1,916,392

		10,707,740

MATERIALS (2.96%)
Chemicals (1.11%)
Praxair, Inc.	13,325	1,448,827

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	13

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (1.85%)
Allegheny Technologies, Inc.	27,800	$886,542
Cliffs Natural Resources, Inc.	11,100	547,119
Silver Wheaton Corp.	36,350	975,634

		2,409,295

TELECOMMUNICATION SERVICES (1.89%)
Wireless Telecommunication Services (1.89%)
American Tower Corp., Class A	35,200	2,460,832

UTILITIES (0.62%)
Electric Utilities (0.62%)
ITC Holdings Corp.	11,800	813,138

TOTAL COMMON STOCKS (COST OF $105,877,415)		126,017,792

	PAR VALUE
SHORT TERM INVESTMENT (3.39%)
REPURCHASE AGREEMENT (3.39%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/29/12, due 07/02/12 at 0.01%, collateralized by Fannie Mae 3.00% 11/25/40, market value of $4,514,021 (Repurchase proceeds of $4,420,004) (COST OF $4,420,000)	$4,420,000	4,420,000

TOTAL INVESTMENTS (100.07%) (COST OF $110,297,415)(c)		130,437,792
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.07%)		(88,923)

NET ASSETS (100.00%)		$130,348,869

NET ASSET VALUE PER SHARE (30,080,350 SHARES OUTSTANDING)		$4.33

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $110,449,701.

Gross unrealized appreciation and depreciation at June 30, 2012 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$28,924,810
Gross unrealized depreciation	(8,936,719)
Net unrealized appreciation	$19,988,091

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	15

Statement of Assets and Liabilities	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

ASSETS:
Investments at market value (Cost $110,297,415)	$130,437,792
Cash	1,968
Receivable for investment securities sold	674,772
Dividends and interest receivable	45,227
Prepaid and other assets	19,766
Total Assets	131,179,525

LIABILITIES:
Payable for investments purchased	636,471
Investment advisory fee payable	83,676
Payable for administration, pricing and bookkeeping fees	27,608
Accrued expenses	82,901
Total Liabilities	830,656
Net Assets	$130,348,869

NET ASSETS REPRESENTED BY:
Paid-in capital	$111,166,380
Overdistributed net investment income	(4,860,990)
Accumulated net realized gain on investments	3,903,102
Net unrealized appreciation on investments	20,140,377
Net Assets	$130,348,869

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	30,080,350
Net Asset Value Per Share	$4.33

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $4,112)	$366,222
Interest	183
Total Investment Income	366,405

EXPENSES:
Investment advisory fee	543,936
Administration fee	135,984
Pricing and bookkeeping fees	37,668
Audit fee	15,576
Custodian fee	23,136
Directors’ fees and expenses	38,406
Insurance expense	3,822
Legal fees	110,146
NYSE fee	13,909
Shareholder communication expenses	35,003
Transfer agent fees	27,234
Miscellaneous expenses	4,616
Total Expenses	989,436
Net Investment Loss	(623,031)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	4,165,992
Net realized gain on investment transactions	4,165,992
Net change in unrealized appreciation on investments	3,414,760
Net Realized and Unrealized Gain on Investments	7,580,752
Net Increase in Net Assets from Operations	$6,957,721

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	17

Statement of Changes in Net Assets	Liberty All-Star® Growth Fund

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
FROM OPERATIONS:
Net investment loss	$(623,031)	$(1,423,102)
Net realized gain on investment transactions	4,165,992	9,291,538
Net change in unrealized appreciation/(depreciation)	3,414,760	(9,617,091)
Net Increase/(Decrease) in Net Assets From Operations	6,957,721	(1,748,655)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,211,249)	(1,994,479)
From net realized gains on investments	–	(6,127,216)
Total Distributions	(4,211,249)	(8,121,695)

Net Increase/(Decrease) in Net Assets	2,746,472	(9,870,350)

NET ASSETS:
Beginning of period	127,602,397	137,472,747
End of period (Includes overdistributed net investment income of $(4,860,990) and $(26,710), respectively)	$130,348,869	$127,602,397

See Notes to Financial Statements.
18	www.all-starfunds.com

Intentionally Left Blank

Financial Highlights	Liberty All-Star® Growth Fund

Per Share Operating Performance:
Net asset value at beginning of period
Income from investment operations:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

Less Distributions to Shareholders:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Net asset value at end of period

Market price at end of period

Total Investment Return For Shareholders:(b)
Based on net asset value
Based on market price

Ratios and Supplemental Data:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(c)	Not annualized.
(d)	Annualized.
(e)	The benefits derived from custody credits and directed brokerage arrangements, if any, had an impact of less that 0.01%.

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Financial Highlights

For the Six Months Ended June 30, 2012 (Unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

$4.24		$4.57	$4.00	$3.24	$6.03	$5.69

(0.02)		(0.05)	(0.04)	(0.02)	(0.03)	(0.03)
0.25		(0.01)	0.86	1.02	(2.29)	0.98
0.23		(0.06)	0.82	1.00	(2.32)	0.95

(0.14)		(0.07)	(0.19)	–	–	–
–		(0.20)	–	–	(0.02)	(0.61)
–		–	(0.06)	(0.24)	(0.45)	–
(0.14)		(0.27)	(0.25)	(0.24)	(0.47)	(0.61)
$4.33		$4.24	$4.57	$4.00	$3.24	$6.03

$3.99		$3.81	$4.25	$3.36	$2.60	$5.96

5.6%	(c)	(1.0%)	21.8%	34.6%	(40.0%)	17.9%
8.3%	(c)	(4.4%)	34.8%	40.8%	(51.3%)	23.5%

$130		$128	$137	$120	$96	$172
1.45%	(d)	1.52%	1.79%	1.44%	1.46%	1.28%	(e)
(0.91%)	(d)	(1.04%)	(0.95%)	(0.58%)	(0.74%)	(0.51%)	(e)
15%	(c)	32%	80%	135%	97%	60%

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2012	21

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the six months ended June 30, 2012, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the tranfer occurred.

Semi-Annual Report (Unaudited) | June 30, 2012	23

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$126,017,792	$–	$–	$126,017,792
Short Term Investment	–	4,420,000	–	4,420,000
Total	$126,017,792	$4,420,000	$–	$130,437,792

*See Schedule of Investments for industry classifications

For the six months ended June 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from a net operating loss and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,453,079	($1,019,242)	($2,433,837)

Net investment loss and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2012. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the year ended December 31, 2011, was as follows:

Distributions paid from:
Ordinary income	$1,994,479
Long-term capital gain	6,127,216
Total	$8,121,695

The Fund used capital loss carry forwards of $1,800,878 to offset taxable capital gains during the period ended December 31, 2011.

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gains/Losses	Net Unrealized Appreciation	Undistributed Net Investment Income
$0	$16,436,017	$0

The differences between book-basis and tax-basis are primarily due to adjustments related to passive foreign investment companies and deferral of losses from wash sales.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Semi-Annual Report (Unaudited) | June 30, 2012	25

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

Management has concluded that the Fund has taken no uncertain tax positions that require recognition in the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008, December 31, 2009, December 31, 2010, and December 31, 2011 the Fund’s returns are still open to examination by the appropriate taxing authorities.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2012, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,910,630 and $25,314,029, respectively.

NOTE 6. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 7. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 8. SUBSEQUENT EVENT

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2012. However, the following are details relating to subsequent events through the date the financial statements were issued.

The Fund completed a tender offer on July 26, 2012 for 7,520,088 shares of common stock at a price of $3.95 per share, which represents 95% of the Fund’s net asset value as of July 24, 2012.

Semi-Annual Report (Unaudited) | June 30, 2012	27

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Growth Fund
June 30, 2012 (Unaudited)

LIPPER MULTI-CAP GROWTH MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ COMPOSITE INDEX

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

RUSSELL 3000® GROWTH INDEX

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000® GROWTH INDEX (LARGECAP)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

RUSSELL MIDCAP® GROWTH INDEX

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

RUSSELL 2000® GROWTH INDEX (SMALLCAP)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® INDEX

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

28	www.all-starfunds.com

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100 Denver, Colorado 80203 303-623-2577 www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600 Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A. P.O. Box 43078 Providence, Rhode Island 02940-3078 1-800-LIB-FUND (1-800-542-3863) www.computershare.com

LEGAL COUNSEL

K&L Gates LLP 1601 K Street, NW Washington, DC 20006

DIRECTORS

John A. Benning* Thomas W. Brock* Edmund J. Burke George R. Gaspari*

Richard W. Lowry*, Chairman Dr. John J. Neuhauser* Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President Mark T. Haley, CFA, Senior Vice President Edmund J. Burke, Vice President Jeremy O. May, Treasurer Kimberly R. Storms, Assistant Treasurer Tané T. Tyler, Secretary Alex J. Marks, Assistant Secretary Melanie H. Zimdars, Chief Compliance Officer

*	Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000472

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

A Member of the
Closed-End
Fund
Association, Inc.
www.closed-endfunds.com

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained RiskMetric (Institutional Shareholder Services (“ISS”)), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2012, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 30, 2012

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	August 30, 2012